                                                                    Exhibit 10.2

                                                               [IBM LOGO]
                                                           5600 Cottle Road
                                                       San Jose, CA   95193 0001

April 5, 2002


Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention:  Mr. Patrick Johnston

Subject:  Amendment 5 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 5 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in its entirety Section 2.1, "Pricing," and replace with the following:

--------------------------------------------------------------------------------------------------------------
        IBM P/N / NUMA-Q
              P/N                 BROCADE P/N                     DESCRIPTION                 UNIT PRICE
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     8-Port Fibre Channel Switch          [*]
                                                          Single Power Supply (SW2400)
                                                          Includes SES, Web tools,
                                                          Zoning and Fabric Watch -
                                                          whole unit switch Product
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     16 Port Fibre Channel                [*]
                                                          Switch Single Power Supply
                                                          (SW2800) Includes SES, Web
                                                          tools, Zoning and Fabric
                                                          Watch - whole unit switch
                                                          Product
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Silkworm 2000 Power Supply           [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Mainboard, SW 2400 (8-port)          [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fan Tray, SW 2400 (8-port)           [*]
--------------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Chassis, SW 2400 (8-port)            [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Mainboard, SW 2800                   [*]
[*]                                                       (16-port)
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fan Tray, SW 2800 (16-port)          [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Chassis, SW 2800 (16-port)           [*]
                                                          with operator panel / LCD
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Quick Loop License                   [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fabric Watch License                 [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Extended Fabrics                     [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Remote Switch                        [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     16 Port Fibre Channel                [*]
                                                          Switch Single Power Supply
                                                          (SW3800)
                                                          Includes Web tools, Zoning
                                                          and Fabric Watch - whole
                                                          unit switch Product
--------------------------------------------------------------------------------------------------------------
                                  [*]                     32 Port Fibre Channel                [*]
                                                          Switch Single Power Supply
                                                          (SW3900)
                                                          Includes SES, Web tools,
                                                          Zoning and Fabric Watch -
                                                          whole unit switch Product
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     8 Port Fibre Channel Switch          [*]
                                                          Single Power Supply (SW3200)
                                                          Includes Web Tools
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Full Fabric Upgrade                  [*]
                                                          Includes Zoning and Fabric
                                                          Watch
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fan (SW3800)                         [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Power Supply (SW3800)                [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Mainboard FRU (SW3800)               [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fan (SW3900)                         [*]
--------------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Power Supply (SW3900)                [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Mainboard FRU (SW3900)               [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     LUN Zoning                           [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     LUN Zoning                           [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     LUN Zoning                           [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Advanced Security                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Advanced Security                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Advanced Security                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Performance Bundle                   [*]
                                                          (Trunking and Performance
                                                          Monitoring)
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Performance Bundle                   [*]
                                                          (Trunking and Performance
                                                          Monitoring)
--------------------------------------------------------------------------------------------------------------
[*]                               [*]                     Performance Bundle                   [*]
                                                          (Trunking and Performance
                                                          Monitoring)
--------------------------------------------------------------------------------------------------------------

All prices are in U.S. dollars.

2. Replace in the first sentence in Section 9.3, "Post Warranty Services," Pricing (reference Amendment #4, item 17) as follows:

        "Post Warranty repair pricing for the mainboard shall be as follows for the applicable listed Products. The Post Warranty repair pricing for the mainboard for the SW 3800 and SW 3900 Products shall be mutually agreed by the parties upon the earlier of (i) [*] from Supplier's general availability date of the applicable Product, or (ii) [*].

        SW 2400      [*]
        SW 2800      [*]
        SW 3200      [*]

        Products returned to Supplier will include a description of the failure specified on the RMA field return form provided that such form is included by Supplier with each FRU shipment. If the total quantity of Product returned to Supplier over the previous [*] exceeds more than [*] verified NTF (which shall include both hardware and software failures), Buyer will pay Supplier [*] for each verified NTF Product returned in accordance with Section 9.2. The reloading of microcode to repair a returned Product shall not constitute an NTF."


* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION     BROCADE COMMUNICATIONS SYSTEMS, INC.
By:                                             By:
   ----------------------------------------         ----------------------------
Authorized Signature            Date            Authorized Signature       Date



-------------------------------------------     --------------------------------
Type or Print Name                              Type or Print Name



-------------------------------------------     --------------------------------
Title & Organization                            Title & Organization